UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

April 24, 2020
Date of Report (Date of earliest event reported)

TechnipFMC plc
(Exact name of registrant as specified in its charter)

United Kingdom	001-37983	98-1283037
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One St. Paul’s Churchyard
London
United Kingdom	EC4M 8AP
(Address of principal executive offices)	(Zip Code)
+44 203-429-3950
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
______________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Ordinary shares, $1.00 par value per share	FTI	New York Stock Exchange
Securities registered pursuant to Section 12(g) of the Act: None.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders
TechnipFMC plc (the “Company”) held its Annual General Meeting of Shareholders on April 24, 2020 (the “Annual Meeting”) for the purpose of (1) electing each of the 14 director nominees for a term expiring at the Company’s 2021 Annual General Meeting of Shareholders or until his or her earlier death, retirement, resignation, or removal pursuant to the Company’s articles of association; (2) approving, on an advisory basis, the Company’s named executive officer (“NEO”) compensation for the year ended December 31, 2019 (the “Say-on-Pay Proposal for NEOs”); (3) approving, on an advisory basis, the Company’s U.K. directors’ remuneration report for the year ended December 31, 2019; (4) receiving the Company’s audited U.K. accounts for the year ended December 31, 2019, including the reports of the directors and the auditor thereon; (5) ratifying the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s U.S. independent registered public accounting firm for the year ending December 31, 2020; (6) re-appointing PwC as the Company’s U.K. statutory auditor under the U.K. Companies Act 2006, to hold office until the next annual general meeting of shareholders at which accounts are laid; and (7) authorizing the Board of Directors (the “Board”) and/or the Audit Committee of the Board (the “Audit Committee”) to determine the remuneration of PwC, in its capacity as the Company’s U.K. statutory auditor for the year ending December 31, 2020. Each proposal is more fully described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 13, 2020.

The following are the final voting results of the Annual Meeting.

a.	Election of director: Douglas J. Pferdehirt

FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
309,107,880	93.0	23,383,927	7.0	332,491,807	74.4	1,966,459	8,222,241

b.	Election of director: Eleazar de Carvalho Filho

FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
276,339,457	82.8	57,389,033	17.2	333,728,490	74.6	729,776	8,222,241

c.	Election of director: Arnaud Caudoux

FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
330,517,612	99.0	3,244,385	1.0	333,761,997	74.7	696,269	8,222,241

d.	Election of director: Pascal Colombani

FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
325,580,145	97.6	8,171,596	2.4	333,751,741	74.7	706,525	8,222,241

e.	Election of director: Marie-Ange Debon

FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
329,820,727	98.8	3,953,962	1.2	333,774,689	74.7	683,577	8,222,241

f.	Election of director: Claire S. Farley

FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
330,576,109	99.1	3,166,235	0.9	333,742,344	74.7	715,922	8,222,241

g.	Election of director: Didier Houssin

FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
325,613,628	97.6	8,139,076	2.4	333,752,704	74.7	705,562	8,222,241

h.	Election of director: Peter Mellbye

FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
312,686,511	93.7	21,057,708	6.3	333,744,219	74.7	714,047	8,222,241

i.	Election of director: John O’Leary

FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
329,159,573	98.6	4,661,336	1.4	333,820,909	74.7	637,357	8,222,241

j.	Election of director: Olivier Piou

FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
329,371,931	98.7	4,459,062	1.3	333,830,993	74.7	627,273	8,222,241

k.	Election of director: Kay G. Priestly

FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
332,402,055	99.6	1,344,688	0.4	333,746,743	74.7	711,523	8,222,241

l.	Election of director: Joseph Rinaldi

FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
330,446,734	99.0	3,307,124	1.0	333,753,858	74.7	704,408	8,222,241

m.	Election of director: James M. Ringler

FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
234,184,889	70.2	99,554,764	29.8	333,739,653	74.7	718,613	8,222,241

n.	Election of director: John Yearwood

FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
327,459,784	98.1	6,250,599	1.9	333,710,383	74.6	747,883	8,222,241

Proposal 2 - 2019 U.S. Say-on-Pay Proposal for NEOs
Approval, on an advisory basis, of the Company’s NEO compensation for the year ended December 31, 2019.
The voting results were as follows:

FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
286,617,728	85.8	47,447,425	14.2	334,065,153	74.7	393,113	8,222,241

Proposal 3 - 2019 U.K. Directors’ Remuneration Report
Approval, on an advisory basis, of the Company’s directors’ remuneration report for the year ended December 31, 2019.
The voting results were as follows:

FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
288,489,638	86.4	45,553,835	13.6	334,043,473	74.7	414,793	8,222,241

Proposal 4 - Receipt of U.K. Annual Report and Accounts
Receipt of the Company’s audited U.K. accounts for the year ended December 31, 2019, including the reports of the directors and the auditor thereon.
The voting results were as follows:

FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
341,688,781	99.9	431,722	0.1	342,120,503	76.5	560,004	N/A

Proposal 5 - Ratification of PwC as U.S. Auditor
Ratification of the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s U.S. independent registered public accounting firm for the year ending December 31, 2020.
The voting results were as follows:

FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
338,621,439	99.0	3,535,165	1.0	342,156,604	76.5	523,903	N/A

Proposal 6 - Re-appointment of PwC as U.K. Statutory Auditor
Re-appointment of PwC as the Company’s U.K. statutory auditor under the U.K. Companies Act 2006, to hold office until the next annual general meeting of shareholders at which accounts are laid.
The voting results were as follows:

FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
338,586,704	99.0	3,553,892	1.0	342,140,596	76.5	539,911	N/A

Proposal 7 - Approval of U.K. Statutory Auditor Fees
Authorize the Board of Directors and/or the Audit Committee to determine the remuneration of PwC, in its capacity as the Company’s U.K. statutory auditor for the year ending December 31, 2020.
The voting results were as follows:

FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
340,351,676	99.5	1,794,750	0.5	342,146,426	76.5	534,081	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TechnipFMC plc

By: /s/ Dianne B. Ralston
Dated:	April 24, 2020	Name: Dianne B. Ralston
Title: Executive Vice President
Chief Legal Officer and Secretary